Exhibit 32.1

Certification of Chief Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Paul Donaldson, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q for the quarterly period ended March 31, 2013 of Helmer Directional Drilling Corp. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Helmer Directional Drilling Corp.

Date: May ___, 2013

By: /s/ Paul Donaldson

Paul Donaldson

Chief Executive Officer